UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 25, 2012

GEORGETOWN  BANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

Federal	0-51102	20-2107839
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

2 East Main Street, Georgetown, MA	01833
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  978-352-8600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.              Submission of Matters to a Vote of Security Holders.

(a)                                  The Special Meeting of Stockholders of Georgetown Bancorp, Inc. (the “Company”) was held on June 25, 2012.

(b)                                 There were 2,694,341 shares of common stock of the Company eligible to be voted at the Special Meeting and 1,347,171 shares represented in person or by proxy at the Special Meeting, which constituted a quorum to conduct business at the meeting.

The items voted upon at the Special Meeting and the vote for each proposal were as follows:

1.                                 The approval of the Plan of Conversion and Reorganization.

For	Against	Abstain	Broker Non-Votes
2,211,076	13,934	1,090	0

2.                                 The approval of the adjournment of the special meeting if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the special meeting to approve the plan of conversion and reorganization.

For	Against	Abstain	Broker Non-Votes
2,166,976	10,684	48,440	0

3A.                       Approval of a provision in New Georgetown’s articles of incorporation requiring a super-majority vote to approve certain amendments to New Georgetown’s articles of incorporation;

For	Against	Abstain	Broker Non-Votes
1,999,970	225,040	1,090	0

3B.        Approval of a provision in New Georgetown’s articles of incorporation requiring a super-majority vote of shareholders to approve shareholder-proposed amendments to New Georgetown’s bylaws;

For	Against	Abstain	Broker Non-Votes
1,989,470	225,540	11,090	0

3C.        Approval of a provision in New Georgetown’s articles of incorporation to limit the voting rights of shares beneficially owned in excess of 10% of New Georgetown’s outstanding voting stock;

For	Against	Abstain	Broker Non-Votes
1,996,299	228,711	1,090	0

(c)                                  Not applicable

Item 8.01.                                        Other Events

On June 25, 2012, Georgetown Bancorp, Inc. (“Georgetown-Federal”) announced that Georgetown Savings Bank’s depositors and Georgetown-Federal’s stockholders each approved the Plan of Conversion and Reorganization pursuant to which Georgetown Bancorp, MHC will convert to a stock holding company form of organization.  Georgetown Bancorp, Inc., the proposed stock holding company for the Bank, also announced the results of its offering of shares of common stock in connection with the conversion.

A copy of the press release is included as exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit No.	Description

99.1	Press Release dated June 25, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

GEORGETOWN BANCORP, INC.

DATE: June 26, 2012	By:	/s/ Joseph W. Kennedy
Joseph W. Kennedy
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated June 25, 2012